UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)                 (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2011; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2013, you will receive a Form 1099-DIV for the calendar year 2012 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

May 10, 2012

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2012. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.72% of the March 31, 2012 closing price of $10.10 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of -5.75% for the quarter ended March 31, 2012, underperforming the -1.28% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index—a stock-only index—had a total return of -1.62%.

     On a longer-term basis, as of March 31, 2012, your Fund had a five-year cumulative total return of 38.8%, above the 19.6% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index. In comparison, the S&P 500 Utilities Index had a total return during that period of 8.0%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s returns are net of expenses.

The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated through March 31, 2012	DNP Select Income Fund Inc.
			Composite Index	S&P 500 Utilities Index	Barclays Capital Utility Bond Index
	Market	NAV
One year	15.1%	14.8%	14.3%	14.8%	12.5%
Five years	38.8%	30.6%	19.6%	8.0%	50.4%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The common stocks of utility companies are generally considered defensive because utility companies provide essential services for which there is relatively stable demand, even in the face of negative economic conditions. By contrast, during periods when the economic outlook is positive, defensive stocks tend to underperform more aggressive investments. During the first quarter of 2012, the capital markets reflected improving sentiments about the economy. Federal Reserve Chairman Bernanke indicated that his accommodative monetary policy was going to stay in place for the foreseeable future. In addition, reports of increased consumer confidence and spending, together with improvement in the labor market, supported the view that the economic outlook was getting brighter. This more favorable economic outlook encouraged greater risk taking by investors, while the more defensive utility sectors lagged the overall stock market. The popular financial media refer to this phenomenon as the “risk on trade.”

     However, as longer-term performance characteristics demonstrate, the total returns of utility sectors can be quite favorable. The most important component of that performance is yield. Utility companies provide a stable source of income for your Fund. The electric, gas, and telecommunications sectors are three of the highest yielding sectors of the stock market. Further, compared to fixed income alternatives, the current valuations of utility stocks are attractive. Historically, the average dividend yield on utility stocks has been less than the 10 year U.S. Treasury note yield. But as of March 31, 2012, the S&P 500 Utilities Index had a yield more than 2 percentage points greater than Treasuries. Your Fund’s managers expect the attractive relative and absolute yields of utilities to continue to support a strong long-term total return.

     Although defensive and relatively high yielding, the utility sectors do face challenges. For example, electric generation companies must operate under dynamically changing environmental regulations. On March 23, 2012 the Environmental Protection Agency (EPA) proposed New Source Performance Standards for carbon dioxide (CO2) emissions from large fossil-fuel electric generation units. The new maximum emission level is so low that the only fossil-fuel power plants that could meet the standard are new construction combined cycle gas turbine generators. In order for a new coal-fired plant to meet the standard, the unit would have to use carbon capture and sequestration technology (gathering and storing emitted CO2 in underground caverns). The challenge with implementing that technology is that to date there are no large scale commercial facilities in operation to demonstrate its commercial viability. As a result, in the near term, natural gas and nuclear will be the choice for new electric generation.

     Given that kind of dynamic regulatory environment your Fund management and analyst team must do much more than look for the highest yielding stocks. They must look for sound managements who are capable of guiding their companies through complex funding and construction requirements, and for companies positioned to capitalize on their already established low cost and lower emission generation facilities. At the same time, those companies must be committed to maintaining and growing their dividends. Those are the companies that we expect will continue to provide support for the distributions and total return of your Fund.

     Board of Directors Meeting: At the regular May 2012 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 29	July 10
6.5	July 31	August 10
6.5	August 31	September 10

     The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on May 10, 2012 at 151 West Adams Street, Chicago, Illinois. At that meeting, holders of the Fund’s common stock reelected Stewart E. Conner, Eileen A. Moran, and David J. Vitale as directors for terms expiring in 2015. Holders of the Fund’s preferred stock reelected Nancy Lampton as director for a term expiring in 2015.

     In addition, shareholders approved the Board’s proposal to amend the Fund’s fundamental investment restrictions to reflect recent legislative and market developments and preserve the Fund’s ability to engage in certain derivative transactions in accordance with its existing investment policies. The amendment does not expand the Fund’s use of derivative instruments. The Fund does not currently use derivatives, nor does it have investments in complex or structured investment vehicles.

     The Board’s proposal to amend provisions of the Fund’s charter that govern the terms of the Fund’s outstanding preferred stock in order to permit the Fund, under certain circumstances, to depart from guidelines imposed by the rating agencies received a favorable aggregate vote of the Fund’s common and preferred shareholders, but was defeated in the separate class vote of the Fund’s preferred shareholders. Accordingly, the charter amendments were not approved. The Board had recommended approval of the charter amendments in order to give the Fund greater flexibility to provide additional liquidity to preferred shareholders.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief the Board of Directors adopted a Managed Distribution Plan (MDP) and affirmed the 6.5 cent per share monthly distribution. The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in May 2012, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. For federal income tax purposes, 86% of the distributions in 2011 were derived from net investment income, 11% to long-term capital gains and 3% from return of capital.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of March 31, 2012 the Fund’s leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 34% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end funds’ preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     There are a number of factors that have constrained the DNP Fund from refinancing additional preferred shares with debt. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the Investment Company Act of 1940 and related SEC rules. While the Funds’ goal is to provide additional liquidity to preferred shareholders, the Board of Directors and the Adviser continue to believe that any action taken to provide such liquidity should not materially disadvantage common shareholders and their ability to benefit from leverage, should be long-term in nature and should not encumber the investment process or reduce the pool of available investment alternatives. Because of all the foregoing considerations, the amount and timing of any future preferred share redemptions are uncertain. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through Computershare Shareowner Services LLC. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare Shareowner Services LLC (1-877-381-2537 or www.bnymellon.com/shareowner/equityaccess). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2012

COMMON STOCKS—110.3%

Shares	Description	Value (Note 1)
	n ELECTRIC, GAS AND WATER—88.6%
1,500,000	Alliant Energy
	Corp.(a)(b)	$64,980,000
1,000,000	American Water
	Works Co.(a)	34,030,000
2,500,000	CMS Energy Corp.	55,000,000
3,071,300	CenterPoint
	Energy Inc.(a)(b)	60,566,036
640,000	DTE Energy Co.	35,219,200
1,400,000	Dominion Resources,
	Inc.(a)(b)	71,694,000
1,600,000	Enbridge Inc. (Canada)	62,160,000
850,000	Entergy Corp.(a)(b)	57,120,000
1,000,000	Exelon Corp.	39,210,000
1,185,000	FirstEnergy Corp.(a)(b)	54,024,150
500,000	Great Plains Energy Inc.	10,135,000
1,133,446	Kinder Morgan, Inc.	43,807,688
188,673	National Grid PLC ADR
	(United Kingdom)	9,524,213
675,714	National Grid PLC
	(United Kingdom)	6,807,019
1,350,000	NextEra Energy,
	Inc.(a)(b)	82,458,000
2,000,000	NiSource Inc.	48,700,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	74,240,000
800,000	Northwest Natural Gas
	Co.(a)(b)	36,320,000
3,000,000	NV Energy, Inc.	48,360,000
1,500,000	PPL Corp.	42,390,000
2,000,000	Pepco Holdings Inc.	37,780,000
1,000,000	Piedmont Natural
	Gas Co.	31,070,000
1,500,000	Pinnacle West Capital
	Corp.(a)(b)	71,850,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	55,098,000
1,500,000	Questar Corp.	28,890,000
1,000,000	Sempra Energy(a)(b)	59,960,000
1,500,000	Southern Co.(a)(b)	67,395,000
1,515,000	Spectra Energy Corp.	47,798,250
3,000,000	TECO Energy Inc.(a)(b)	52,650,000

Shares	Description	Value (Note 1)
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	$43,000,000
1,500,000	Vectren Corp.(a)(b)	43,590,000
1,000,000	WGL Holdings Inc.	40,700,000
1,750,000	Westar Energy Inc.	48,877,500
1,650,000	The Williams
	Companies, Inc.	50,836,500
1,400,000	Wisconsin Energy Corp.	49,252,000
3,000,000	Xcel Energy Inc.(a)(b)	79,410,000
		1,744,902,556
	n TELECOMMUNICATION—21.7%
2,508,260	AT&T Inc.(a)(b)	78,332,960
1,600,000	CenturyLink Inc.(a)(b)	61,840,000
1,000,000	France Telecom SA
	(France)	14,788,526
3,518,491	Frontier Communications
	Corp.(a)(b)	14,672,107
998,000	SES (Luxembourg)	24,726,722
8,400,000	Telstra Corp. Ltd.
	(Australia)	28,629,501
757,900	Telus Corp. (Canada)	43,891,392
2,160,028	Verizon Communications
	Inc.(a)(b)	82,577,870
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	31,035,779
4,000,000	Windstream Corp.	46,840,000
		427,334,857
	Total Common Stocks
	(Cost—$1,879,447,260)	2,172,237,413

PREFERRED STOCKS—6.0%

	n UTILITY—1.1%
220,000	Southern California Edison
	6 1/8% Perpetual	22,020,636
		22,020,636
	n NON-UTILITY—4.9%
605,000	Kimco Realty Corp.
	7 3/4% Series G
	Perpetual	15,367,000
710,432	Prologis, Inc.
	7% Series O Perpetual	17,892,230

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2012

Shares	Description	Value (Note 1)
600,000	Realty Income Corp.
	6 5/8% Series F Perpetual	$15,270,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,180,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	16,787,100
200,000	Vornado Realty Trust
	7% Series E Perpetual	5,074,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,940,621
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	8,900,500
		95,411,451
	Total Preferred Stocks
	(Cost—$115,064,049)	117,432,087

BONDS—32.3%

		Value
Par Value	Description	(Note 1)

	n ELECTRIC, GAS AND WATER—22.0%
$15,000,000	American Water Capital
	Corp. 6.085%,
	due 10/15/17(a)	$17,469,015
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	27,520,196
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,725,153
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,541,934
6,750,000	Commonwealth
	6.95%, due 7/15/18	8,159,366
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18	19,842,489
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,577,248
9,354,000	Dominion Resources Inc.
	6.4%, due 6/15/18	11,467,826
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,407,960

Par Value	Description	Value (Note 1)
$4,125,000	Duke Energy Corp.
	6.3%, due 2/01/14	$4,523,038
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,954,595
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	23,840,120
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	15,007,267
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	16,890,406
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	18,119,123
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,968,840
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,575,182
5,618,000	Indiana Michigan Power Co.
	7%, due 3/15/19	6,893,893
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	9,582,721
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,242,705
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,215,650
10,000,000	National Grid PLC
	(United Kingdom)
	6.3%, due 8/01/16	11,549,510
9,500,000	Nevada Power Co.
	6 1/2%, due 4/15/12	9,515,561
15,123,000	Oncor Electric Delivery
	Co. LLC 6 3/8%,
	due 5/01/12	15,181,239
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	11,762,960
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,502,963
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,785,605
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	17,340,302
5,000,000	Sempra Energy
	6.15%, due 6/15/18	5,972,715
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,491,102

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2012

Par Value	Description	Value (Note 1)
$6,488,000	Southern Union Co.
	7.60%, due 2/01/24	$7,727,253
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	10,597,503
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	3,011,170
9,140,000	TransCanada PipeLines Ltd.
	(Canada)
	7 1/8%, due 1/15/19	11,602,243
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	17,322,781
		432,887,634
	n TELECOMMUNICATION—9.7%
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,157,200
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)(b)	12,856,340
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,049,450
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,923,121
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)(b)	19,309,455
10,311,000	Rogers Wireless Inc.
	(Canada)
	7 1/2%, due 3/15/15	12,097,443

Par Value	Description	Value (Note 1)
$10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	$12,323,840
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,186,355
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	5,994,587
29,700,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	28,957,500
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	5,467,325
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,242,588
15,500,000	Verizon Global
	Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	21,050,875
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,913,205
		192,529,284
	n NON-UTILITY—0.6%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,664,184
		11,664,184
	Total Bonds
	(Cost—$600,369,729)	637,081,102

TOTAL INVESTMENTS—148.6% (Cost—$2,594,881,038)	2,926,750,602
BORROWINGS—(30.5%)	(600,000,000)
OTHER ASSETS LESS LIABILITIES—(8.0%)	(157,344,817)
AUCTION PREFERRED STOCK—(10.1%)	(200,000,000)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,969,405,785

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

DNP SELECT INCOME FUND INC.
NOTES TO STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2012

Note 1. Securities Valuation:

     The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

     Level 1—quoted prices in active markets for identical securities

     Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

     Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its annual report. The following is a summary of the inputs used to value each of the Fund’s investments at March 31, 2012.

	Level 1	Level 2
Common stocks	$2,172,237,413	—
Preferred stocks	117,432,087	—
Bonds	—	$637,081,102
Total	$2,289,669,500	$637,081,102

     There were no Level 3 priced securities held and there were no significant transfers between Level 1 and Level 2 during the quarter ended March 31, 2012.

Note 2. Federal Tax Cost:

     At December 31, 2011, the Fund’s most recent fiscal tax year end, the tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,575,361,971	$466,482,237	$(81,196,222)	$385,286,015

Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
Shareowner Services LLC
480 Washington Blvd.
Jersey City, NJ 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, IL 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	May 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain
President and Chief Executive Officer

Date	May 25, 2012

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer (principal financial officer) and Assistant Secretary

Date	May 25, 2012